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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 18, 2004


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

                  Delaware                       0-25045                         34-1877137
                  --------                       -------                         ----------
    (State or other jurisdiction of            (Commission                     (IRS Employer
     incorporation or organization)            File Number)                Identification Number)


  601 Main Street, Wellsville, Ohio               42968                       (330) 532-1517
  ---------------------------------               -----                       --------------
 (Address of principal executive offices)      (Zip Code)            (Registrant's Telephone Number)





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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 19, 2004, the registrant issued a press release announcing that:
         1) its Board of Directors, at their meeting on March 18, 2004, declared a cash dividend of 9 cents per share on its common stock to be paid on April 16, 2004 to shareholders of record on April 5, 2004;

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on March 19, 2004




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Central Federal Corporation

 Date:  March 19, 2004                      By:    /s/ Therese Ann Liutkus
                                                   ---------------------------
                                                   Therese Ann Liutkus, CPA
                                                   Chief Financial Officer